UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2011

Augme Technologies, Inc.

(Exact name of registrant as specified in Charter)

Delaware	333-57818	20-0122076
(State or other	(Commission	(IRS Employer
jurisdiction of	File	Identification
incorporation)	No.)	No.)

43 West 24th Street, 11th Floor

New York, NY 10010

(Address of Principal Executive Offices)

(855) 423-5433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

On November 1, 2011 the Company held its annual meeting of stockholders.  At the annual meeting, the following matters were approved by the stockholders:

Proposal	For	Against	Abstain

Election of Ivan Braiker as a sole Class I director	44,395,996	1,552,735	92,975

Amendment to the Company’s 2010 Incentive Stock Option Plan	42,864,032	2,974,292	203,382

Ratification and approval of an amendment increasing the Company’s authorized shares of common stock	42,897,073	2,363,259	781,374

The following proposal, which required a vote of 66 2/3% of the outstanding shares, was not approved:

Proposal	For	Against	Abstain
Approve an amendment to the Amended and Restated Certificate of Incorporation to eliminate the requirement of a staggered board of directors	43,457,273	2,385,183	199,250

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 4, 2011

Augme Technologies, Inc.
(Registrant)

By:	/s/ Paul R. Arena
Paul R. Arena
Chief Executive Officer